UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Bohannon Drive, Suite 250 Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 963-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

Spokespersons of Versartis, Inc. (the “Company”) plan to present the information in the presentation poster attached hereto as Exhibit 99.1 at The Endocrine Society’s 98th Annual Meeting and Expo (ENDO 2016) in Boston, MA on April 1, 2016.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the poster is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01Other Events.

On April 1, 2016, the Company announced it will be presenting confirmatory 18-month adherence data from its ongoing Extension Study of somavaratan in children with moderate growth hormone deficiency (GHD) in a poster presentation at The Endocrine Society’s 98th Annual Meeting & Expo (ENDO 2016) in Boston, MA. A copy of the press release regarding this announcement, titled “Versartis Presents Confirmatory 18-Month Adherence Data from Ongoing Somavaratan Extension Study at Late-Breaker Session at ENDO Annual Meeting” is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Company poster presentation dated April 2016

99.2	Press release dated April 1, 2016, titled “Versartis Presents Confirmatory 18-Month Adherence Data from Ongoing Somavaratan Extension Study at Late-Breaker Session at ENDO Annual Meeting”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2016	Versartis, Inc.

	By:	/s/ Joshua T. Brumm
Joshua T. Brumm
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Company poster presentation dated April 2016

99.2	Press release dated April 1, 2016, titled “Versartis Presents Confirmatory 18-Month Adherence Data from Ongoing Somavaratan Extension Study at Late-Breaker Session at ENDO Annual Meeting”